UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported) May 2, 2003
                                                                ------------



                           PUBLIX SUPER MARKETS, INC.
            ----------------------------------------------------
           (Exact Name of Registrant as Specified in its Charter)




                                   Florida
               ---------------------------------------------
               (State or Other Jurisdiction of Incorporation)



        0-981                                             59-0324412
-----------------------                        --------------------------------
(Commission File Number)                       (IRS Employer Identification No.)



3300 Airport Road
Lakeland, Florida                                           33811
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(Address of Principal Executive Offices)                  (Zip Code)

                               (863) 688-1188
           ---------------------------------------------------
           (Registrant's Telephone Number, Including Area Code)


















                                Page 1 of 2 pages

Item 7.  Financial Statements and Exhibits

         (c).   Exhibits

         99.    Press Release dated May 1, 2003.


Item 9. Regulation FD Disclosure (Information provided under Item 12 - Results of Operations and Financial Condition)

         Pursuant to Securities and Exchange Commission Release No. 33-8216 effective March 28, 2003, the following information is being furnished under
Item 12 of Form 8-K.

         On May 1, 2003, Publix Super Markets, Inc. issued a press release to report its first quarter 2003 results and stock price effective May 1, 2003. A copy of the press release is attached hereto as Exhibit 99.

         The foregoing information, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.



                                SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                           PUBLIX SUPER MARKETS, INC.


Dated: May 2, 2003         By: /s/ David P. Phillips
                           -------------------------------------------
                           David P. Phillips, Chief Financial Officer
                           and Treasurer
                           (Principal Financial and Accounting Officer)

















                                Page 2 of 2 pages

Exhibit Index


Exhibit 99.  Press Release dated May 1, 2003, of Publix Super Markets, Inc.